DocuSign Envelope ID: 7642CAD8-1EEA-42A4-9B97-45EBD60433DE

BILL OF SALE
The undersigned, FINNAIR AIRCRAFT FINANCE OY, a company incorporated under the laws of Finland and whose registered office is at Tietotie 9, Helsinki Airport, Helsinki, Finland (“Seller”) is the owner and has full legal and beneficial title to:
one (1) used CFM56-5B3/2P engine bearing manufacturer's serial number 779969 including full QEC (excluding the inlet cowl, fan cowls, thrust reversers, and C-ducts), along with all documents and records pertaining thereto (referred to herein as the “Engine”)
and Seller DOES HEREBY SELL, CONVEY AND TRANSFER all its right, title and interest in and to the Engine to CONTRAIL AVIATION SUPPORT, LLC (“Buyer”) under an engine sale agreement dated January 19th 2022 between Seller and Buyer (“Sale Agreement”), subject to and in accordance with the provisions of the Sale Agreement, to have and to hold the Engine forever.

Further, Seller HEREBY WARRANTS to Buyer that it is the legal and beneficial owner of the Engine and subject to and in accordance with the provisions of the Sale Agreement there is HEREBY CONVEYED to Buyer good and marketable, full legal and beneficial title to the Engine free and clear of Security Interests.
Unless otherwise defined herein or the context requires otherwise, capitalised terms in this Bill of Sale but not otherwise defined herein shall have the same meaning as used in the Sale Agreement (whether defined therein or incorporated therein by reference).
The Engine is sold AS IS and WHERE IS with all faults.
This Bill of Sale and any non-contractual obligations arising out of or in connection with this Bill of Sale shall be governed by and construed in accordance with the laws of England.
IN WITNESS WHEREOF Seller has caused this Bill of Sale to be duly executed at 16:10 UTC this 20th day of April 2022.

EXECUTED by _/s/ Riku Aho_________)
duly authorized on behalf of )
FINNAIR AIRCRAFT FINANCE OY     )

DocuSign Envelope ID: 7642CAD8-1EEA-42A4-9B97-45EBD60433DE

BILL OF SALE
The undersigned, FINNAIR AIRCRAFT FINANCE OY, a company incorporated under the laws of Finland and whose registered office is at Tietotie 9, Helsinki Airport, Helsinki, Finland (“Seller”) is the owner and has full legal and beneficial title to:
one (1) used CFM56-5B3/2P engine bearing manufacturer's serial number 779999 including full QEC (excluding the inlet cowl, fan cowls, thrust reversers, and C-ducts), along with all documents and records pertaining thereto (referred to herein as the “Engine”)
and Seller DOES HEREBY SELL, CONVEY AND TRANSFER all its right, title and interest in and to the Engine to CONTRAIL AVIATION SUPPORT, LLC (“Buyer”) under an engine sale agreement dated January 19th 2022 between Seller and Buyer (“Sale Agreement”), subject to and in accordance with the provisions of the Sale Agreement, to have and to hold the Engine forever.

Further, Seller HEREBY WARRANTS to Buyer that it is the legal and beneficial owner of the Engine and subject to and in accordance with the provisions of the Sale Agreement there is HEREBY CONVEYED to Buyer good and marketable, full legal and beneficial title to the Engine free and clear of Security Interests.
Unless otherwise defined herein or the context requires otherwise, capitalised terms in this Bill of Sale but not otherwise defined herein shall have the same meaning as used in the Sale Agreement (whether defined therein or incorporated therein by reference).
The Engine is sold AS IS and WHERE IS with all faults.
This Bill of Sale and any non-contractual obligations arising out of or in connection with this Bill of Sale shall be governed by and construed in accordance with the laws of England.
IN WITNESS WHEREOF Seller has caused this Bill of Sale to be duly executed at 16:10 UTC this 20th day of April 2022.

EXECUTED by _/s/ Riku Aho_________)
duly authorized on behalf of )
FINNAIR AIRCRAFT FINANCE OY     )